UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

PROFOUND MEDICAL CORP.

(Exact name of Registrant as Specified in Its Charter)

Ontario, Canada	001-39032	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Skymark Avenue, Unit 6
Mississauga, Ontario, Canada		L4W 5K5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 647-476-1350

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PROF	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2025, Profound Medical Corp. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with certain Canadian investors (the “Investors”) providing for the private placement of an aggregate of 921,428 shares of the Company’s common shares (the “Shares”), at a per share purchase price of $7.00 (the “Offering”) for aggregate gross proceeds of $6.45 million. The Offering closed on December 30, 2025.

The Subscription Agreement contains customary representations, warranties, and covenants of the Company and the Investors and other obligations of the parties.

The offering and sale of the Shares were made in reliance upon the exemption from registration provided by Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), as the transactions were completed outside the United States with non-U.S. persons. The Shares are subject to transfer restrictions and may not be offered to be sold in the United States absent registration or an applicable exemption under the Securities Act.

The Company intends to file a registration statement for the resale of the Shares within four months after the closing of the Offering.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On December 30, 2025, Profound Medical Corp. (the “Company”) issued a press release announcing the closing of the Offering. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, or the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing with the U.S. Securities Exchange Commission, or the SEC, made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement, dated December 30, 2025
99.1	Press Release, dated December 30, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFOUND MEDICAL CORP.

Date:	December 30, 2025	By:	/s/ Rashed Dewan
Rashed Dewan
Chief Financial Officer